UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 15, 2024
BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.
On February 20, 2024, Boise Cascade Company ("Boise Cascade" or the "Company") issued a press release announcing its fourth quarter and full year 2023 financial results, a copy of which is furnished as Exhibit 99.1 to this Report on Form 8-K. Additionally, Exhibit 99.2, a copy of which is attached hereto, includes certain statistical information related to the Company's quarterly performance.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b). Departure of Certain Officers

On February 15, 2024, Mike Brown, EVP Wood Products of Boise Cascade Company, notified the Company of his retirement effective May 3, 2024.

Item 5.02(c). Appointment of Certain Officers

On February 20, 2024, Boise Cascade issued a press release announcing that on February 15, 2024, the Board of Directors of Boise Cascade appointed Troy Little, age 56, as EVP Wood Products, with an effective date of February 19, 2024. Mr. Little became Senior Vice President, Finance and Commodity Sales, Wood Products, in October 2023. His previous positions with the Company include: Vice President, Finance & Commodity Sales, Wood Products, from May 2022 through October 2023; Director of Finance & Commodity Sales, Wood Products, from May 2020 through May 2022; Financial Manager, Wood Products, from May 2018 through May 2020; and Division Controller, Wood Products, from October 2016 through May 2018. Mr. Little received a bachelor’s degree in Business Administration from the College of Idaho, Caldwell, ID.

In connection with his appointment as EVP Wood Products, on February 15, 2024, the Compensation Committee of the Board of Directors approved Mr. Little’s annual base salary of $540,000 and an annual short-term incentive target of 80% of annual base salary, with an effective date of February 19, 2024. Mr. Little entered into a new severance agreement, effective February 19, 2024, a form of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed October 31, 2022.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit	Description

99.1	Boise Cascade Company Earnings Release dated February 20, 2024.

99.2	Boise Cascade Company Quarterly Statistical Information.

99.3	Boise Cascade Company Press Release, dated February 20, 2024.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel and Secretary
Date: February 20, 2024